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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                NOVEMBER 5, 2002
                Date of Report (Date of earliest event reported)


                               CENTER TRUST, INC.
             (Exact name of registrant as specified in its charter)


         MARYLAND                        1-12588                    95-4444963
      (State or Other            (Commission File Number)         (IRS Employer
       Jurisdiction                                               Identification
     of Incorporation)                                               Number)

 3500 SEPULVEDA BOULEVARD,                                            90266
    MANHATTAN BEACH, CA                                             (Zip Code)
   (Address of principal
    executive offices)

                                 (310) 546-4520
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name of Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On November 5, 2002, Center Trust, Inc., a Maryland corporation ("Center Trust"), Pan Pacific Retail Properties, Inc., a Maryland corporation ("Pan Pacific"), and MB Acquisition, Inc., a Maryland corporation and a wholly-owned subsidiary of Pan Pacific ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the conditions set forth therein, Center Trust will be merged with and into Merger Sub (the "Merger") and Center Trust will continue as the surviving corporation as a wholly-owned subsidiary of Pan Pacific. In connection with the Merger, each share of common stock of Center Trust issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) will be converted into and represent the right to receive 0.218 shares of common stock of Pan Pacific. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

      Concurrently with the execution of the Merger Agreement, certain executive officers of Center Trust, Edward D. Fox, Jr., the Chief Executive Officer, Stuart J.S. Gulland, the Chief Operating Officer, and Edward A. Stokx, the Chief Financial Officer, who collectively own 3.93% of the outstanding common stock of Center Trust, and Pan Pacific have entered into a Stockholder Voting Agreement ("Officer Voting Agreement"), pursuant to which such executive officers have agreed, among other things, to vote the 1,096,017 shares of Center Trust common stock currently owned by them (representing 3.93% of the shares outstanding as of November 5, 2002) and any shares subsequently acquired by them, in favor of the Merger. Also, in connection with the execution of the Merger Agreement, Lazard Freres Real Estate Investors, L.L.C., a New York limited liability company ("Lazard"), LF Strategic Realty Investors L.P., a Delaware limited partnership ("LF Investors"), Prometheus Western Retail Trust, a Maryland real estate investment trust ("Prometheus"), Prometheus Western Retail, L.L.C., a Delaware limited liability company ("Prometheus LLC," together with Lazard, LF Investors and Prometheus, the "Lazard Entities"), and Pan Pacific entered into a Stockholders Voting Agreement (the "Lazard Voting Agreement"), pursuant to which the Lazard Entities have agreed, among other things, to vote 13,405,660 of their shares of Center Trust common stock (representing 48.07% of the shares outstanding in favor of the Merger). The Lazard Voting Agreement does not apply to 2,261,006 shares of Center Trust common stock currently owned by the Lazard Entities.

      The consummation of the Merger is subject to, among other conditions set forth in the Merger Agreement, the approval of the stockholders of Center Trust by the affirmative vote of two-thirds of the outstanding shares of common stock of Center Trust.

      The foregoing description and the transactions contemplated thereby are qualified in their entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 to this Report and incorporated herein by reference. On November 6, 2002, Pan Pacific and Center Trust issued a joint press release regarding the Merger and the execution of the Merger Agreement. The joint press release is included as Exhibit 99.1 to this Report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits.

 Exhibit
  Number                              Exhibit Description
  ------                              -------------------
   2.1          Agreement and Plan of Merger, dated as of November 5, 2002, by and among Pan Pacific Retail Properties, Inc., MB Acquisition,
                Inc. and Center Trust, Inc.

   99.1         Press release, dated November 6, 2002.

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                                        SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CENTER TRUST, INC.

Date: November 7, 2002              By:  /s/ EDWARD A. STOKX
                                         ---------------------------------------
                                         Name:  Edward A. Stokx
                                         Title: Chief Financial Officer and
                                                Secretary


                                       3
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                                  EXHIBIT INDEX


 Exhibit
  Number                              Exhibit Description
  ------                              -------------------
   2.1          Agreement and Plan of Merger, dated as of November 5, 2002, by and among Pan Pacific Retail Properties, Inc., MB Acquisition,
                Inc. and Center Trust, Inc.

   99.1         Press release, dated November 6, 2002.